UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21331

Wells Fargo Advantage Multi-Sector Income Fund

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

C. David Messman

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: October 31

Date of reporting period: April 30, 2015

ITEM 1.	REPORT TO STOCKHOLDERS

Wells Fargo Advantage
Multi-Sector Income Fund

Semi-Annual Report

April 30, 2015

This closed-end fund is no longer offered as an initial public offering and is only offered through broker/dealers on the secondary market. A closed-end fund is not required to buy its shares back from investors upon request.

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*	A complete schedule of portfolio holdings as of the report date may be obtained, free of charge, by accessing the following website: http://a584.g.akamai.net/f/584/1326/1d/www.wellsfargoadvantagefunds.com/pdf/ann/holdings/multisectorincome.pdf or by calling Wells Fargo Advantage Funds at 1-800-222-8222. This complete schedule, filed on Form N-CSRS, is also available on the SEC’s website at sec.gov.

The views expressed and any forward-looking statements are as of April 30, 2015, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage Multi-Sector Income Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Major central banks continued to inject liquidity into global banks and markets through various accommodative monetary policies, including quantitative easing.

Dear Valued Shareholder:

We are pleased to offer you this semi-annual report for the Wells Fargo Advantage Multi-Sector Income Fund for the six-month period that ended April 30, 2015. The period was marked by low interest rates, a decline in oil prices, moderate U.S. economic growth, and tepid growth elsewhere. Both investment-grade bonds and high-yield bonds, as measured by the Barclays U.S. Aggregate Bond Index1, had positive returns during the reporting period, and the U.S. dollar appreciated against most other currencies.

Major central banks continued to provide stimulus.

Major central banks continued to inject liquidity into global banks and markets through various accommodative monetary policies, including quantitative easing. In the U.S., the Federal Reserve (Fed) kept its key interest rate near zero in order to support the economy and the financial system. It set expectations for it to begin normalizing monetary policy with higher target ranges for the federal funds rate by the end of 2015.

Meanwhile, European markets continued to benefit from the European Central Bank’s (ECB’s) willingness to maintain low interest rates. The ECB held its key rate at a historic low of 0.05%. In addition to its targeted longer-term refinancing operations that are designed to increase bank lending, the ECB expanded its quantitative easing program to include the buying of eurozone government bonds. In Japan, the Bank of Japan maintained an aggressive monetary program aimed at combating deflation.

Economic growth was moderate, and oil prices plummeted.

Economic growth advanced during the reporting period, the unemployment rate ticked lower to 5.4% as of April 2015, and inflation remained below the Fed’s longer-run objective of a 2% pace. The period was also marked by dramatically lower oil prices, which fell from more than $80 per barrel at the beginning of the reporting period to $59 per barrel at the end of April 2015. While lower oil prices benefited consumers of oil products, the lower prices pressured companies within the energy sector.

Longer-dated securities and higher-rated credits were top performers.

Ten-year U.S. Treasury rates declined during the period, from 2.35% at the end of October 2014 to 2.05% by the end of April 2015, benefiting both from a perceived safe-haven status as well as relative attractiveness to global investors. With the U.S. economy the furthest along its business cycle, the level of interest rates in the U.S. and Europe diverged—the 10-year U.S. Treasury yield was 2.05% at the end of April 2015 compared with 0.36% for 10-year German government yields. This is largely attributed to the Fed being closer to eventually increasing interest rates while the ECB potentially needs to further increase, rather than scale back, its amount of accommodation. Further, U.S. economic activity is healthier than Europe’s.

Treasury bonds with maturities greater than 20 years returned 6.91% during the six-month period that ended April 30, 2015, according to the Barclays U.S. Aggregate Bond Index. This was due, in part, to strong demand from overseas

[1]	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Advantage Multi-Sector Income Fund	3

investors because yields in Europe and Japan were substantially lower than U.S. yields and foreign-domiciled investors benefited from the U.S. dollar’s appreciation. Longer-maturity debt across all sectors outperformed shorter-dated securities.

Investment-grade corporate bonds returned 2.35% during the six-month reporting period, according to the Barclays U.S. Aggregate Bond Index, and high-yield bonds returned 1.51% despite negative returns for energy-related sectors. Not only were many energy and mining companies negatively affected by lower oil prices, but investor trepidation about weak global growth caused investment-grade spreads and high-yield spreads to widen.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future.

For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

4	Wells Fargo Advantage Multi-Sector Income Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks a high level of current income consistent with limiting its overall exposure to domestic interest-rate risk.

Adviser

Wells Fargo Funds Management, LLC

Subadvisers

First International Advisors, LLC

Wells Capital Management Incorporated

Portfolio managers

Ashok Bhatia, CFA2

Christopher Y. Kauffman, CFA

Michael Lee

Niklas Nordenfelt, CFA

Tony Norris

Alex Perrin

Phillip Susser

Christopher Wightman

Peter Wilson

Average annual total returns1 (%) as of April 30, 2015

	6 Months	1 Year	5 Year	10 Year
Based on market value	(0.06)	0.07	5.52	7.41
Based on net asset value (NAV) per share	0.47	2.48	7.58	7.41

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the sales of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Performance figures of the Fund do not reflect brokerage commissions that a shareholder would pay on the purchase and sale of shares. If taxes and such brokerage commissions had been reflected, performance would have been lower. To obtain performance information current to the most recent month-end, please call 1-800-222-8222.

The Fund’s expense ratio for the six months ended April 30, 2015, was 1.23% which includes 0.15% of interest expense.

Comparison of NAV vs. market value[3]

The Fund is leveraged through a revolving credit facility and also may incur leverage by issuing preferred shares in the future. The use of leverage results in certain risks including, among others, the likelihood of greater volatility of net asset value and the market value of common shares. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. Derivatives involve additional risks including interest rate risk, credit risk, the risk of improper valuation, and the risk of non-correlation to the relevant instruments that they are designed to hedge or to closely track. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. High-yield securities have a greater risk of default and tend to be more volatile than higher-rated debt securities. This Fund is exposed to mortgage- and asset-backed securities risk.

[1]	Total returns based on market value are calculated assuming a purchase of common stock on the first day and sale on the last day of the period reported. Total returns based on NAV are calculated based on the NAV at the beginning of the period and end of the period. Dividends and distributions, if any, are assumed for the purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan.

[2]	Effective June 19, 2015, Ashok Bhatia became a portfolio manager of the Fund.

[3]	This chart does not reflect any brokerage commissions charged on the purchase and sale of the Fund’s common stock. Dividends and distributions paid by the Fund have the effect of reducing the Fund’s NAV.

Performance highlights (unaudited)	Wells Fargo Advantage Multi-Sector Income Fund	5

MANAGERS’ DISCUSSION

Overview

The Fund’s return based on market value was -0.06% during the six-month period that ended April 30, 2015. During the same period, the Fund’s return based on its net asset value was 0.47%.

Investor demand for yield continued, which helped longer-term bonds. High-yield bonds were helped by rising stock prices and increasing prices for long-term U.S. Treasuries, in particular. Energy-related issues, which comprise about 15% of the high-yield market, suffered from lower oil prices. While energy-related issues declined about 4% over the period, the overall high-yield index, as measured by the BofA Merrill Lynch High Yield U.S. Corporates, Cash Pay, BB Rated, 1–5 Year Index4, returned 1.5% over the six-month period that ended April 30, 2015. The U.S. dollar appreciated against most other currencies as central bankers eased monetary policy in the eurozone, Sweden, Denmark, and many emerging markets countries while the U.S. Federal Reserve prepared to normalize policy in the U.S.

Ten largest holdings[5] (%) as of April 30, 2015
Poland, 3.25%, 7-25-2025	2.61
Brazil, 10.00%, 1-1-2017	2.40
Sprint Capital Corporation, 6.88%, 11-15-2028	1.90
Texas Competitive Electric Holdings Company LLC, 4.66%, 10-10-2015	1.88
Mexico, 4.75%, 6-14-2018	1.52
NGPL PipeCo LLC, 7.77%, 12-15-2037	1.49
Republic of South Africa, 8.00%, 12-21-2018	1.33
Thailand, 3.25%, 6-16-2017	1.33
Dell Incorporated, 4.50%, 4-29-2020	1.28
Colombia, 7.00%, 5-4-2022	1.24

Credit quality[6] as of April 30, 2015

Effective maturity distribution[7] as of April 30, 2015

Contributors to performance

The Fund’s holdings of U.S. investment-grade corporate bonds modestly helped results, while commercial mortgage-backed securities (CMBS) and nonagency residential mortgage-backed securities (MBS) contributed more significantly to performance due to strong commercial real estate fundamentals and limited supply. Within the high-yield sleeve, the Fund benefited from its allocation to specific segments of the energy sector, such as the exploration and production companies and issuers in the metals and mining sectors. In addition, a limited allocation to the highest-yielding segment of the market helped performance. Within the international sleeve, both country and currency positioning contributed to performance.

Detractors from performance

Issue selection within the mortgage/corporate credit sleeve detracted from results because certain residential MBS and CMBS securities were held back by their specific prepayment and credit-rating changes. Investment-grade corporate issues in the energy and metals and mining industries underperformed as a result of declining commodity prices. Within the high-yield sleeve, issue selection within the electric utility sector detracted from results. An allocation to the oil-field services sector also hurt results, although issue selection within this sector helped.

Management outlook

We anticipate modest spread tightening for credit and securitized bonds alongside attractive yield carry due to a benign macroeconomic environment and accommodative monetary policy. Within the mortgage and investment-grade corporate sleeve, we continue to focus on the medium-quality credit tiers of A-rated and BBB-rated securities as compelling sources of yield. Approximately 56% of this sleeve’s exposure is invested in corporate credit and 43% in fixed-rate and floating-rate mortgage securities.

6	Wells Fargo Advantage Multi-Sector Income Fund	Performance highlights (unaudited)

Country allocation[8] as of April 30, 2015

With respect to the high-yield market, our base case is that we expect high-yield bonds will potentially outperform other fixed-income asset classes that are likely to be more affected by a rising rate environment, such as10-year Treasury securities and investment-grade corporate bonds. We believe lower energy prices are generally a positive for the high-yield market with the exception of energy exploration and development companies and companies associated with them. We maintain our view that a number of imbalances are likely to remain dormant but have the potential to trigger renewed fears of systemic risks and a related fall in all risk markets, including high yield. However, we do not think there will be a large increase in defaults in 2015 if energy prices stay low because many companies hedged part of their 2015 production and many have access to secured debt markets, which will provide them with liquidity to cover any cash-flow shortfalls. In the near term, our default outlook remains benign and supportive of high yield. Over a full cycle, we believe the best way to protect the high-yield sleeve from periodic bouts of systemic fears and rebalancing will be our continued focus on a bottom-up approach that attempts to minimize downside risk while capturing the return potential of high-yield issuers.

Outside the major developed world, both nominal and real yields offer better value than developed markets, and our long-term bias is to be underweight the bond markets of Japan and core European countries, such as Germany, France, and the Netherlands. However, the U.S. now offers better relative value, and we increased our U.S. exposure. In developed markets, the current low growth and low inflationary environment together with the likelihood that central bank rates will stay firmly anchored close to zero means that the low level of yields could persist over the long term. The aggressive fall in yields over the past several months saw yields fall toward the low end of what we believe will be a trading range that could persist for many years. Also, yields are now more vulnerable to an improved growth and inflation outlook. We reduced duration further and would likely view a rise in yields as an opportunity to lengthen duration. We have overweight currency exposure to the Brazilian real, Mexican peso, Romanian leu, Turkish lira, and South African rand. In developed markets, the Fund also holds Australian and New Zealand dollars as well as some euros. The hedge to the U.S. dollar was removed because we believe the U.S. dollar’s appreciation was stretched.

[4]	The BofA Merrill Lynch High Yield U.S. Corporates, Cash Pay, BB Rated, 1–5 Year Index is an unmanaged index that generally tracks the performance of BB-rated U.S. dollar–denominated corporate bonds publicly issued in the U.S. domestic market with maturities of one to five years. You cannot invest directly in an index.

[5]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[6]	The credit quality of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the total market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds on a scale of AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes on a scale SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bond on a scale of Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality, and credit quality ratings, are subject to change.

[7]	Amounts are calculated based on the total fixed income investments of the Fund. These percentages are subject to change and may have changed since the date specified.

[8]	Amounts are calculated based on the total long-term investments of the Fund. These percentages are subject to change and may have changed since the date specified.

Summary portfolio of investments—April 30, 2015 (unaudited)	Wells Fargo Advantage Multi-Sector Income Fund	7

The Summary portfolio of investments shows the 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the total net assets as of the report date. The remaining securities held are grouped as “Other securities” in each category.

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Agency Securities: 2.38%
FHLMC	0.58-8.50%	4-25-2020 to 7-25-2048	$20,576,989	$13,739,060	2.14%
Other securities				1,741,175	0.24

Total Agency Securities (Cost $14,332,104)				15,480,235	2.38

Asset-Backed Securities: 0.10%
Other securities				671,273	0.10

Total Asset-Backed Securities (Cost $639,755)				671,273	0.10

Common Stocks: 0.19%

Materials: 0.00%

Chemicals: 0.00%
Other securities				932	0.00

Telecommunication Services: 0.19%

Diversified Telecommunication Services: 0.19%
Other securities				1,211,636	0.19

Total Common Stocks (Cost $1,375,027)				1,212,568	0.19

Corporate Bonds and Notes: 67.60%

Consumer Discretionary: 10.02%

Auto Components: 0.63%
Other securities				4,135,645	0.63

Distributors: 0.12%
Other securities				788,000	0.12

Diversified Consumer Services: 1.06%
Service Corporation International	6.75-8.00	4-1-2016 to 4-1-2027	6,033,000	6,890,410	1.06

Hotels, Restaurants & Leisure: 2.77%
CCM Merger Incorporated 144A	9.13	5-1-2019	6,270,000	6,810,788	1.04
Greektown Holdings LLC 144A	8.88	3-15-2019	7,425,000	7,851,938	1.20
Other securities				3,405,073	0.53

				18,067,799	2.77

Household Durables: 0.36%
Other securities				2,350,500	0.36

Internet & Catalog Retail: 0.13%
Other securities				842,567	0.13

Media: 3.86%
Gray Television Incorporated	7.50	10-1-2020	6,380,000	6,778,750	1.04

The accompanying notes are an integral part of these financial statements.

8	Wells Fargo Advantage Multi-Sector Income Fund	Summary portfolio of investments—April 30, 2015 (unaudited)

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Media (continued)
Other securities				$18,360,386	2.82%

				25,139,136	3.86

Multiline Retail: 0.10%
Other securities				636,588	0.10

Specialty Retail: 0.99%
Other securities				6,467,241	0.99

Consumer Staples: 0.88%

Beverages: 0.13%
Other securities				827,525	0.13

Food & Staples Retailing: 0.10%
Other securities				632,661	0.10

Food Products: 0.53%
Other securities				3,478,894	0.53

Tobacco: 0.12%
Other securities				768,673	0.12

Energy: 15.14%

Energy Equipment & Services: 5.46%
Era Group Incorporated	7.75%	12-15-2022	$4,425,000	4,336,500	0.67
NGPL PipeCo LLC	7.12-9.63	12-15-2017 to 6-1-2019	3,910,000	3,992,550	0.61
NGPL PipeCo LLC 144A	7.77	12-15-2037	8,800,000	9,724,000	1.49
PHI Incorporated	5.25	3-15-2019	5,175,000	4,993,875	0.77
Other securities				12,547,613	1.92

				35,594,538	5.46

Oil, Gas & Consumable Fuels: 9.68%
Rockies Express Pipeline LLC 144A	5.63	4-15-2020	3,625,000	3,833,438	0.59
Rockies Express Pipeline LLC 144A	6.88	4-15-2040	4,613,000	5,028,170	0.77
Rockies Express Pipeline LLC 144A	7.50	7-15-2038	2,350,000	2,702,500	0.42
Sabine Pass Liquefaction LLC	5.63-5.75	2-1-2021 to 5-15-2024	3,495,000	3,540,754	0.54
Sabine Pass Liquefaction LLC	6.25	3-15-2022	3,550,000	3,727,500	0.57
Sabine Pass LNG LP	6.50	11-1-2020	4,245,000	4,436,025	0.68
Sabine Pass LNG LP	7.50	11-30-2016	4,635,000	4,936,739	0.76
Other securities				34,913,273	5.35

				63,118,399	9.68

Financials: 13.96%

Banks: 0.78%
Other securities				5,118,639	0.78

The accompanying notes are an integral part of these financial statements.

Summary portfolio of investments—April 30, 2015 (unaudited)	Wells Fargo Advantage Multi-Sector Income Fund	9

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Capital Markets: 1.16%
Other securities				$7,548,013	1.16%

Consumer Finance: 4.00%
Navient Corporation	8.00%	3-25-2020	$4,240,000	4,722,258	0.73
Springleaf Finance Corporation	5.40-8.25	12-1-2015 to 10-1-2023	6,230,000	6,556,088	1.00
Springleaf Finance Corporation	6.90	12-15-2017	4,550,000	4,834,375	0.74
Other securities				9,957,444	1.53

				26,070,165	4.00

Diversified Financial Services: 1.70%
Denali Borrower LLC 144A	5.63	10-15-2020	3,510,000	3,751,313	0.58
Other securities				7,359,714	1.12

				11,111,027	1.70

Insurance: 1.21%
Other securities				7,865,335	1.21

Real Estate Management & Development: 0.95%
Onex Corporation 144A	7.75	1-15-2021	3,730,000	3,823,250	0.59
Other securities				2,363,850	0.36

				6,187,100	0.95

REITs: 4.16%
DuPont Fabros Technology Incorporated LP	5.88	9-15-2021	4,655,000	4,823,744	0.74
Iron Mountain Incorporated	5.75	8-15-2024	5,650,000	5,840,688	0.90
Iron Mountain Incorporated	6.00-8.38	10-1-2019 to 8-15-2023	2,978,000	3,159,553	0.48
Other securities				13,269,336	2.04

				27,093,321	4.16

Health Care: 6.32%

Biotechnology: 0.12%
Other securities				786,765	0.12

Health Care Equipment & Supplies: 0.69%
Other securities				4,519,738	0.69

Health Care Providers & Services: 3.60%
Select Medical Corporation	6.38	6-1-2021	6,215,000	6,168,388	0.95
Other securities				17,278,990	2.65

				23,447,378	3.60

Health Care Technology: 0.73%
Emdeon Incorporated	11.00	12-31-2019	4,325,000	4,735,875	0.73

Life Sciences Tools & Services: 0.13%
Other securities				863,147	0.13

Pharmaceuticals: 1.05%
Other securities				6,875,606	1.05

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Multi-Sector Income Fund	Summary portfolio of investments—April 30, 2015 (unaudited)

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Industrials: 4.55%

Aerospace & Defense: 0.16%
Other securities				$1,045,095	0.16%

Airlines: 0.47%
Other securities				3,070,343	0.47

Commercial Services & Supplies: 1.55%
Other securities				10,128,382	1.55

Construction & Engineering: 0.72%
Other securities				4,698,376	0.72

Professional Services: 0.09%
Other securities				606,544	0.09

Trading Companies & Distributors: 1.56%
Ashtead Capital Incorporated 144A	6.50%	7-15-2022	$4,100,000	4,389,583	0.68
H&E Equipment Services Incorporated	7.00	9-1-2022	4,065,000	4,258,088	0.65
Other securities				1,494,538	0.23

				10,142,209	1.56

Information Technology: 5.15%

Communications Equipment: 0.12%
Other securities				754,581	0.12

Electronic Equipment, Instruments & Components: 1.16%
Jabil Circuit Incorporated	8.25	3-15-2018	5,275,000	6,105,813	0.94
Other securities				1,465,755	0.22

				7,571,568	1.16

Internet Software & Services: 0.36%
Other securities				2,359,675	0.36

IT Services: 2.15%
First Data Corporation	6.75-8.88	6-15-2019 to 11-1-2020	2,365,000	2,476,997	0.38
First Data Corporation	11.75	8-15-2021	4,125,000	4,733,438	0.73
Other securities				6,821,920	1.04

				14,032,355	2.15

Semiconductors & Semiconductor Equipment: 0.23%
Other securities				1,471,750	0.23

Software: 0.41%
Other securities				2,680,068	0.41

Technology Hardware, Storage & Peripherals: 0.72%
Other securities				4,731,507	0.72

The accompanying notes are an integral part of these financial statements.

Summary portfolio of investments—April 30, 2015 (unaudited)	Wells Fargo Advantage Multi-Sector Income Fund	11

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Materials: 1.30%

Chemicals: 0.13%
Other securities				$811,081	0.13%

Containers & Packaging: 0.71%
Other securities				4,627,275	0.71

Metals & Mining: 0.21%
Other securities				1,386,738	0.21

Paper & Forest Products: 0.25%
Other securities				1,623,010	0.25

Telecommunication Services: 8.11%

Diversified Telecommunication Services: 3.46%
Syniverse Holdings Incorporated	9.13%	1-15-2019	$5,330,000	5,010,200	0.77
Other securities				17,564,272	2.69

				22,574,472	3.46

Wireless Telecommunication Services: 4.65%
Sprint Capital Corporation	6.88	11-15-2028	13,665,000	12,366,787	1.90
Sprint Capital Corporation	8.75	3-15-2032	515,000	527,875	0.08
T-Mobile USA Incorporated	6.13-6.84	4-28-2019 to 3-1-2025	7,315,000	7,679,765	1.17
Other securities				9,711,159	1.50

				30,285,585	4.65

Utilities: 2.17%

Electric Utilities: 0.72%
Other securities				4,686,855	0.72

Gas Utilities: 0.42%
Other securities				2,734,369	0.42

Independent Power & Renewable Electricity Producers: 0.80%
Other securities				5,227,010	0.80

Multi-Utilities: 0.23%
Other securities				1,479,485	0.23

Total Corporate Bonds and Notes (Cost $422,114,924)				440,689,019	67.60

Foreign Corporate Bonds and Notes @: 4.78%

Consumer Discretionary: 0.18%

Auto Components: 0.04%
Other securities				236,091	0.04

Distributors: 0.02%
Other securities				138,150	0.02

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Multi-Sector Income Fund	Summary portfolio of investments—April 30, 2015 (unaudited)

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Diversified Consumer Services: 0.02%
Other securities				$156,582	0.02%

Hotels, Restaurants & Leisure: 0.03%
Other securities				161,549	0.03

Internet & Catalog Retail: 0.05%
Other securities				345,583	0.05

Specialty Retail: 0.02%
Other securities				145,249	0.02

Consumer Staples: 0.23%

Beverages: 0.08%
Other securities				496,059	0.08

Food & Staples Retailing: 0.02%
Other securities				157,913	0.02

Food Products: 0.13%
Other securities				848,836	0.13

Energy: 0.29%

Energy Equipment & Services: 0.02%
Other securities				110,938	0.02

Oil, Gas & Consumable Fuels: 0.27%
Other securities				1,782,949	0.27

Financials: 3.21%

Banks: 3.05%
International Bank for Reconstruction & Development (AUD)	4.25%	6-24-2025	5,600,000	4,848,615	0.74
KfW (NZD)	3.75	6-14-2018	3,300,000	2,526,852	0.39
KfW (TRY)	5.00	1-16-2017	11,400,000	3,956,260	0.61
KfW (AUD)	5.00	3-19-2024	1,300,000	1,179,292	0.18
Other securities				7,358,030	1.13

				19,869,049	3.05

Diversified Financial Services: 0.16%
Other securities				1,087,812	0.16

Industrials: 0.27%

Commercial Services & Supplies: 0.04%
Other securities				281,049	0.04

Construction & Engineering: 0.03%
Other securities				192,288	0.03

Transportation Infrastructure: 0.20%
Other securities				1,266,312	0.20

The accompanying notes are an integral part of these financial statements.

Summary portfolio of investments—April 30, 2015 (unaudited)	Wells Fargo Advantage Multi-Sector Income Fund	13

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Materials: 0.11%

Chemicals: 0.11%
Other securities				$685,497	0.11%

Telecommunication Services: 0.40%

Communications Equipment: 0.05%
Other securities				350,092	0.05

Diversified Telecommunication Services: 0.06%
Other securities				396,412	0.06

Wireless Telecommunication Services: 0.29%
Other securities				1,862,783	0.29

Utilities: 0.09%

Water Utilities: 0.09%
Other securities				586,689	0.09

Total Foreign Corporate Bonds and Notes (Cost $35,032,018)				31,157,882	4.78

Foreign Government Bonds @: 22.84%
Brazil (BRL)	10.00%	1-1-2017	47,925,000	15,655,049	2.40
Colombia (COP)	7.00	5-4-2022	18,650,000,000	8,097,028	1.24
Colombia (COP)	7.75	4-14-2021	5,250,000,000	2,477,330	0.38
Hungary (HUF)	6.75	11-24-2017	1,305,000,000	5,407,289	0.83
Indonesia (IDR)	7.88	4-15-2019	74,000,000,000	5,760,154	0.88
Indonesia (IDR)	8.38	3-15-2024	67,650,000,000	5,440,704	0.83
Indonesia (IDR)	10.00	7-15-2017	50,000,000,000	4,048,332	0.62
Malaysia (MYR)	3.26	3-1-2018	22,500,000	6,290,031	0.97
Malaysia (MYR)	4.18	7-15-2024	19,850,000	5,702,911	0.88
Mexico (MXN)	4.75	6-14-2018	151,800,000	9,893,933	1.52
Mexico (MXN)	10.00	12-5-2024	62,120,000	5,243,973	0.80
Mexico (MXN)	10.00	12-5-2024	14,100,000	1,190,277	0.18
New Zealand (NZD)	5.50	4-15-2023	5,625,000	4,943,111	0.76
Poland (PLN)	3.25	7-25-2025	58,200,000	17,019,359	2.61
Queensland Treasury (AUD)	5.75	7-22-2024	4,100,000	3,923,098	0.60
Republic of South Africa (ZAR)	7.75	2-28-2023	73,000,000	6,127,797	0.94
Republic of South Africa (ZAR)	8.00	12-21-2018	101,000,000	8,693,832	1.33
Romania (RON)	5.85	4-26-2023	23,100,000	6,958,890	1.07
Thailand (THB)	3.25	6-16-2017	276,500,000	8,677,730	1.33
Turkey (TRY)	6.30	2-14-2018	7,325,000	2,528,367	0.39
Turkey (TRY)	9.00	3-8-2017	13,600,000	5,050,513	0.78
Other securities				9,776,797	1.50

Total Foreign Government Bonds (Cost $164,101,578)				148,906,505	22.84

Loans: 17.32%

Consumer Discretionary: 4.67%

Auto Components: 1.23%
Goodyear Tire & Rubber Company ±	4.75	4-30-2019	$4,583,333	4,622,246	0.71

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Multi-Sector Income Fund	Summary portfolio of investments—April 30, 2015 (unaudited)

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Auto Components (continued)
Other securities				$3,410,772	0.52%

				8,033,018	1.23

Distributors: 0.47%
Other securities				3,035,469	0.47

Diversified Consumer Services: 0.11%
Other securities				700,010	0.11

Hotels, Restaurants & Leisure: 0.37%
Other securities				2,467,242	0.37

Household Durables: 0.11%
Other securities				741,082	0.11

Leisure Products: 0.27%
Other securities				1,742,375	0.27

Media: 1.57%
TWCC Holdings Corporation ±	7.00%	6-26-2020	$4,685,000	4,380,475	0.67
Other securities				5,843,828	0.90

				10,224,303	1.57

Multiline Retail: 0.11%
Other securities				732,171	0.11

Specialty Retail: 0.43%
Other securities				2,754,058	0.43

Consumer Staples: 1.58%

Food & Staples Retailing: 0.25%
Other securities				1,641,735	0.25

Household Products: 1.33%
Dell Incorporated ±	4.50	4-29-2020	8,344,375	8,373,747	1.28
Other securities				317,377	0.05

				8,691,124	1.33

Energy: 0.01%

Energy Equipment & Services: 0.01%
Other securities				70,332	0.01

Financials: 2.09%

Capital Markets: 0.21%
Other securities				1,386,501	0.21

Diversified Financial Services: 0.49%
Other securities				3,166,882	0.49

The accompanying notes are an integral part of these financial statements.

Summary portfolio of investments—April 30, 2015 (unaudited)	Wells Fargo Advantage Multi-Sector Income Fund	15

Security name	Value	Percent of net assets

Insurance: 0.10%
Other securities	$638,831	0.10%

Real Estate Management & Development: 0.76%
Other securities	4,980,846	0.76

REITs: 0.53%
Other securities	3,424,971	0.53

Health Care: 1.13%

Health Care Equipment & Supplies: 0.05%
Other securities	316,890	0.05

Health Care Providers & Services: 0.70%
Other securities	4,591,542	0.70

Health Care Technology: 0.04%
Other securities	227,737	0.04

Pharmaceuticals: 0.34%
Other securities	2,216,404	0.34

Industrials: 3.14%

Aerospace & Defense: 0.53%
Other securities	3,420,523	0.53

Airlines: 0.02%
Other securities	105,000	0.02

Commercial Services & Supplies: 1.33%
Other securities	8,671,019	1.33

Electrical Equipment: 0.15%
Other securities	980,848	0.15

Machinery: 0.68%
Other securities	4,443,146	0.68

Transportation Infrastructure: 0.43%
Other securities	2,822,939	0.43

Information Technology: 1.20%

Internet Software & Services: 0.23%
Other securities	1,499,897	0.23

Semiconductors & Semiconductor Equipment: 0.61%
Other securities	3,958,229	0.61

Technology Hardware, Storage & Peripherals: 0.36%
Other securities	2,386,401	0.36

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Multi-Sector Income Fund	Summary portfolio of investments—April 30, 2015 (unaudited)

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Telecommunication Services: 1.34%

Diversified Telecommunication Services: 0.97%
Other securities				$6,323,426	0.97%

Wireless Telecommunication Services: 0.37%
Other securities				2,396,554	0.37

Utilities: 2.16%

Electric Utilities: 2.09%
Texas Competitive Electric Holdings Company LLC ±(s)	4.66%	10-10-2015	$20,096,983	12,270,414	1.88
Other securities				1,341,079	0.21

				13,611,493	2.09

Independent Power & Renewable Electricity Producers: 0.07%
Other securities				502,085	0.07

Total Loans (Cost $120,690,148)				112,905,083	17.32

Municipal Obligations: 0.05%

New York: 0.05%
Other securities				342,771	0.05

Total Municipal Obligations (Cost $345,000)				342,771	0.05

Non-Agency Mortgage-Backed Securities: 7.42%
Other securities				48,385,276	7.42

Total Non-Agency Mortgage-Backed Securities (Cost $46,754,773)				48,385,276	7.42

Preferred Stocks: 0.18%

Financials: 0.18%

Banks: 0.18%
Other securities				1,166,832	0.18

Total Preferred Stocks (Cost $1,130,339)				1,166,832	0.18

Yankee Corporate Bonds and Notes: 8.78%

Consumer Discretionary: 0.65%

Auto Components: 0.04%
Other securities				242,050	0.04

Automobiles: 0.03%
Other securities				199,500	0.03

Diversified Consumer Services: 0.12%
Other securities				753,989	0.12

Media: 0.46%
Other securities				3,023,582	0.46

The accompanying notes are an integral part of these financial statements.

Summary portfolio of investments—April 30, 2015 (unaudited)	Wells Fargo Advantage Multi-Sector Income Fund	17

Security name	Value	Percent of net assets

Consumer Staples: 0.37%

Beverages: 0.12%
Other securities	$821,542	0.12%

Food Products: 0.13%
Other securities	825,000	0.13

Tobacco: 0.12%
Other securities	767,156	0.12

Energy: 0.53%

Energy Equipment & Services: 0.12%
Other securities	770,600	0.12

Oil, Gas & Consumable Fuels: 0.41%
Other securities	2,665,707	0.41

Financials: 1.61%

Banks: 1.51%
Other securities	9,866,301	1.51

Diversified Financial Services: 0.10%
Other securities	648,171	0.10

Health Care: 0.95%

Pharmaceuticals: 0.95%
Other securities	6,179,307	0.95

Industrials: 0.41%

Aerospace & Defense: 0.06%
Other securities	386,588	0.06

Commercial Services & Supplies: 0.22%
Other securities	1,449,938	0.22

Road & Rail: 0.13%
Other securities	822,965	0.13

Information Technology: 0.24%

Communications Equipment: 0.12%
Other securities	801,602	0.12

Internet Software & Services: 0.12%
Other securities	784,708	0.12

Materials: 1.37%

Containers & Packaging: 0.37%
Other securities	2,413,051	0.37

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Multi-Sector Income Fund	Summary portfolio of investments—April 30, 2015 (unaudited)

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Metals & Mining: 0.77%
Other securities				$5,015,317	0.77%

Paper & Forest Products: 0.23%
Other securities				1,521,000	0.23

Telecommunication Services: 2.54%

Diversified Telecommunication Services: 2.30%
Intelsat Jackson Holdings SA	5.50%	8-1-2023	$7,775,000	7,318,219	1.12
Intelsat Jackson Holdings SA	7.25-7.50	10-15-2020 to 4-1-2021	3,175,000	3,281,638	0.50
Other securities				4,417,050	0.68

				15,016,907	2.30

Wireless Telecommunication Services: 0.24%
Other securities				1,570,438	0.24

Utilities: 0.11%

Electric Utilities: 0.11%
Other securities				700,050	0.11

Total Yankee Corporate Bonds and Notes (Cost $57,531,189)				57,245,469	8.78

	Yield		Shares
Short-Term Investments: 2.56%

Investment Companies: 2.56%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)##	0.11		16,707,871	16,707,871	2.56

Total Short-Term Investments (Cost $16,707,871)				16,707,871	2.56

Total investments in securities (Cost $880,754,726) *				874,870,784	134.20
Other assets and liabilities, net				(222,966,242)	(34.20)

Total net assets				$651,904,542	100.00%

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

@	Foreign bond principal is denominated in the local currency of the issuer.

±	Variable rate investment. The rate shown is the rate in effect at period end.

(s)	The security is currently in default with regards to scheduled interest and/or principal payments. The Fund has stopped accruing interest on the security.

(l)	The security represents an affiliate of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

##	All or a portion of this security is segregated for when-issued securities and unfunded loans.

*	Cost for federal income tax purposes is $884,748,992 and unrealized gains (losses) consists of:

Gross unrealized gains	$31,312,454
Gross unrealized losses	(41,190,662)

Net unrealized losses	$(9,878,208)

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—April 30, 2015 (unaudited)	Wells Fargo Advantage Multi-Sector Income Fund	19

Assets
Investments
In unaffiliated securities, at value (cost $864,046,855)	$858,162,913
In affiliated securities, at value (cost $16,707,871)	16,707,871

Total investments, at value (cost $880,754,726)	874,870,784
Cash	41,363
Foreign currency, at value (cost $1,092,501)	1,112,630
Receivable for investments sold	1,719,874
Principal paydown receivable	15,433
Receivable for interest	12,213,160
Unrealized gains on forward foreign currency contracts	914,409
Prepaid expenses and other assets	30,299

Total assets	890,917,952

Liabilities
Dividends payable	4,066,719
Payable for investments purchased	3,087,782
Unrealized losses on forward foreign currency contracts	1,348,184
Secured borrowing payable	229,972,158
Advisory fee payable	398,044
Administration fee payable	36,186
Accrued expenses and other liabilities	104,337

Total liabilities	239,013,410

Total net assets	$651,904,542

NET ASSETS CONSIST OF
Paid-in capital	$761,839,820
Overdistributed net investment income	(5,661,044)
Accumulated net realized losses on investments	(97,865,638)
Net unrealized losses on investments	(6,408,596)

Total net assets	$651,904,542

NET ASSET VALUE PER SHARE
Based on $651,904,542 divided by 42,055,000 shares issued and outstanding (100,000,000 shares authorized)	$15.50

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Multi-Sector Income Fund	Statement of operations—six months ended April 30, 2015 (unaudited)

Investment income
Interest (net of foreign interest withholding taxes of $112,067)	$26,869,681
Dividends	45,106
Income from affiliated securities	6,940

Total investment income	26,921,727

Expenses
Advisory fee	2,387,096
Administration fee	217,009
Custody and accounting fees	109,192
Professional fees	38,409
Shareholder report expenses	43,125
Trustees’ fees and expenses	6,573
Transfer agent fees	17,547
Interest expense	477,742
Secured borrowing fees	634,891
Other fees and expenses	23,422

Total expenses	3,955,006

Net investment income	22,966,721

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	(8,513,026)
Forward foreign currency contract transactions	3,066,698

Net realized losses on investments	(5,446,328)

Net change in unrealized gains (losses) on:
Unaffiliated securities	(18,065,012)
Forward foreign currency contract transactions	(16,132)

Net change in unrealized gains (losses) on investments	(18,081,144)

Net realized and unrealized gains (losses) on investments	(23,527,472)

Net decrease in net assets resulting from operations	$(560,751)

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Advantage Multi-Sector Income Fund	21

	Six months ended April 30, 2015 (unaudited)	Year ended October 31, 2014

Operations
Net investment income	$22,966,721	$47,904,280
Net realized losses on investments	(5,446,328)	(10,992,976)
Net change in unrealized gains (losses) on investments	(18,081,144)	985,722

Net increase (decrease) in net assets resulting from operations	(560,751)	37,897,026

Distributions to shareholders from
Net investment income	(24,539,093)	(38,167,582)
Tax basis return of capital	0	(12,298,418)

Total distributions to shareholders	(24,539,093)	(50,466,000)

Total decrease in net assets	(25,099,844)	(12,568,974)

Net assets
Beginning of period	677,004,386	689,573,360

End of period	$651,904,542	$677,004,386

Overdistributed net investment income	$(5,661,044)	$(4,088,672)

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Multi-Sector Income Fund	Statement of cash flows—six months ended April 30, 2015 (unaudited)

Cash flows from operating activities:
Net decrease in net assets resulting from operations	$(560,751)

Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchases of investment securities	(190,913,367)
Proceeds from the sales of investment securities	180,537,595
Paydowns	1,922,199
Amortization	14,515
Proceeds from sales of short-term investment securities, net	6,774,628
Decrease in receivable for investments sold	1,217,521
Increase in principal paydown receivable	(3,993)
Decrease in interest receivable	1,071,208
Increase in prepaid expenses and other assets	(3,832)
Decrease in payable for investments purchased	(973,829)
Decrease in advisory fee payable	(13,097)
Decrease in administration fee payable	(1,190)
Decrease in accrued expenses and other liabilities	(149,761)
Net realized losses on investments	7,881,108
Net change in unrealized gains (losses) on investments	18,081,144

Net cash provided by operating activities	24,880,098

Cash flows from financing activities:
Cash distributions paid	(24,677,875)
Decrease in secured borrowing payable	(391,321)

Net cash used in financing activities	(25,069,196)

Net decrease in cash	(189,098)

Cash (including foreign currency):
Beginning of period	$1,343,091

End of period	$1,153,993

Supplemental cash disclosure
Cash paid for interest	$548,823

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Multi-Sector Income Fund	23

(For a share outstanding throughout each period)

	Six months ended April 30, 2015 (unaudited)	Year ended October 31
		2014	2013	2012	2011	2010
Net asset value, beginning of period	$16.10	$16.40	$17.01	$16.16	$16.67	$15.61
Net investment income	0.55 [1]	1.14 [1]	1.18	1.16	1.11	1.21
Net realized and unrealized gains (losses) on investments	(0.57)	(0.24)	(0.59)	0.89	(0.39)	1.17
Distributions to preferred shareholders from net investment income	0.00	0.00	0.00	0.00	0.00	(0.02)[1]

Total from investment operations	(0.02)	0.90	0.59	2.05	0.72	2.36
Distributions to common shareholders from
Net investment income	(0.58)	(0.91)	(1.20)	(1.20)	(1.23)	(1.30)
Tax basis return of capital	0.00	(0.29)	0.00	0.00	0.00	0.00

Total distributions to common shareholders	(0.58)	(1.20)	(1.20)	(1.20)	(1.23)	(1.30)
Net asset value, end of period	$15.50	$16.10	$16.40	$17.01	$16.16	$16.67
Market value, end of period	$13.59	$14.19	$14.47	$16.54	$14.97	$16.18
Total return based on market value[2]	(0.06)%	6.55%	(5.44)%	19.33%	0.33%	28.44%
Ratios to average net assets (annualized)
Gross expenses[3]	1.23%	1.21%	1.24%	1.24%	1.14%	1.58%
Net expenses[3]	1.23%	1.21%	1.24%	1.24%	1.14%	1.18%
Net investment income[3]	7.15%	6.95%	7.04%	7.13%	6.75%	7.63%[4]
Supplemental data
Portfolio turnover rate	17%	41%	40%	78%	35%	70%
Net assets end of period (000s omitted)	$651,905	$677,004	$689,573	$715,368	$679,497	$701,110

Borrowings outstanding, end of period (000s omitted)	$230,000	$230,000	$230,000	$230,000	$230,000	$230,000
Asset coverage per $1,000 of borrowing, end of period	$3,834	$3,944	$3,998	$4,110	$3,954	$4,048

[1]	Calculated based upon average shares outstanding

[2]	Total return is calculated assuming a purchase of common stock on the first day and sale on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan. Total return does not reflect brokerage commissions that a shareholder would pay on the purchase and sale of shares. Returns for periods of less than one year are not annualized.

[3]	Ratios include interest expense relating to interest associated with borrowings and/or leverage transactions as follows:

Six months ended April 30, 2015 (unaudited)	0.15%
Year ended October 31, 2014	0.07%
Year ended October 31, 2013	0.07%
Year ended October 31, 2012	0.11%
Year ended October 31, 2011	0.09%
Year ended October 31, 2010	0.08%

[4]	The net investment income ratio reflects any distributions paid to preferred shareholders.

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Advantage Multi-Sector Income Fund	Notes to financial statements (unaudited)

1. ORGANIZATION

The Wells Fargo Advantage Multi-Sector Income Fund (the “Fund”) was organized as a statutory trust under the laws of the state of Delaware on April 10, 2003 and is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. As an investment company, the Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the primary exchange or market that day, the prior day’s price will be deemed “stale” and a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Equity securities that are not listed on a foreign or domestic exchange or market, but have a public trading market, are valued at the quoted bid price from an independent broker-dealer that the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”) has determined is an acceptable source.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign

Notes to financial statements (unaudited)	Wells Fargo Advantage Multi-Sector Income Fund	25

withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in with net realized and unrealized gains or losses from investments.

Forward foreign currency contracts

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in with net realized and unrealized gains or losses from investments.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Loans

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When the Fund purchases participations, it generally has no rights to enforce compliance with terms of the loan agreement with the borrower. As a result, the Fund assumes the credit risk of both the borrower and the lender that is selling the participation. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan and may enforce compliance by the borrower with the terms of the loan agreement. Loans may include fully funded term loans or unfunded loan commitments, which are contractual obligations for future funding.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date.

Income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

26	Wells Fargo Advantage Multi-Sector Income Fund	Notes to financial statements (unaudited)

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Capital loss carryforwards that do not expire are required to be utilized prior to capital loss carryforwards that expire. As of October 31, 2014, capital loss carryforwards available to offset future net realized capital gains were as follows through the indicated expiration dates:

	No expiration
2017	Short-term	Long-term
$86,701,155	$172,085	$1,368,853

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to financial statements (unaudited)	Wells Fargo Advantage Multi-Sector Income Fund	27

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of April 30, 2015:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Agency securities	$0	$15,480,235	$0	$15,480,235

Asset-backed securities	0	671,273	0	671,273

Common stocks
Materials	932	0	0	932
Telecommunication services	1,211,636	0	0	1,211,636

Corporate bonds and notes	0	440,689,019	0	440,689,019

Foreign corporate bonds and notes	0	31,157,882	0	31,157,882

Foreign government bonds	0	148,906,505	0	148,906,505

Loans	0	93,907,506	18,997,577	112,905,083

Municipal obligations	0	342,771	0	342,771

Non-agency mortgage backed securities	0	48,385,276	0	48,385,276

Preferred stocks
Financials	1,166,832	0	0	1,166,832

Yankee corporate bonds and notes	0	56,513,052	732,417	57,245,469

Short-term investments
Investment companies	16,707,871	0	0	16,707,871
	19,087,271	836,053,519	19,729,994	874,870,784
Forward foreign currency contracts	0	914,409	0	914,409
Total assets	$19,087,271	$836,967,928	$19,729,994	$875,785,193
Liabilities
Forward foreign currency contracts	$0	$1,348,184	$0	$1,348,184
Total liabilities	$0	$1,348,184	$0	$1,348,184

Forward foreign currency contracts are reported at their unrealized gains (losses) at measurement date, which represents the change in the contract’s value from trade date. All other assets and liabilities are reported at their market value at measurement date.

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At April 30, 2015, the Fund did not have any transfers into/out of Level 1 or Level 2.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Loans	Yankee corporate bonds and notes	Total
Balance as of October 31, 2014	$14,853,033	$0	$14,853,033
Accrued discounts (premiums)	4,114	0	4,114
Realized gains (losses)	1,634	0	1,634
Change in unrealized gains (losses)	135,099	0	135,099
Purchases	5,436,500	0	5,436,500
Sales	(1,500,192)	0	(1,500,192)
Transfer into Level 3	4,687,789	732,417	5,420,206
Transfer out of Level 3	(4,620,400)	0	(4,620,400)
Balance as of April 30, 2015	$18,997,577	$732,417	$19,729,994
Change in unrealized gains (losses) relating to securities still held at April 30, 2015	$109,506	$0	$109,506

28	Wells Fargo Advantage Multi-Sector Income Fund	Notes to financial statements (unaudited)

The investment type categorized above was valued using indicative broker quotes. These indicative broker quotes are considered Level 3 inputs. Quantitative unobservable inputs used by the brokers are often proprietary and not provided to the Fund and therefore the disclosure that would address these inputs is not included above.

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”) is the adviser to the Fund and is entitled to receive a fee at an annual rate of 0.55% of the Fund’s average daily total assets. Total assets consist of net assets of the Fund plus borrowings or other leverage for investment purposes to the extent excluded in calculating net assets.

Funds Management has retained the services of certain subadvisers to provide daily portfolio management to the Fund. The fees for subadvisory services are borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is a subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate of 0.30% of the Fund’s average daily total assets. First International Advisors, LLC, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is also a subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate of 0.10% of the Fund’s average daily total assets.

Administration fee

Funds Management also serves as the administrator to the Fund, providing the Fund with a wide range of administrative services necessary to the operation of the Fund. Funds Management is entitled to receive an annual administration fee from the Fund equal to 0.05% of the Fund’s average daily total assets.

5. CAPITAL SHARE TRANSACTIONS

The Fund has authorized capital of 100,000,000 shares with no par value. For the six months ended April 30, 2015 and year ended October 31, 2014, the Fund did not issue any shares.

6. BORROWING AND LEVERAGE TRANSACTIONS

The Fund has borrowed approximately $230 million through a revolving credit facility administered by a major financial institution (the “Facility”). The Facility has a commitment amount of $230 million with no specific contract expiration date but the Facility can be terminated upon a 180 days’ notice. The Fund is charged interest at London Interbank Offered Rate (LIBOR) plus 0.70% and a commitment fee of 0.30% of the average daily unutilized amount of the commitment which may be waived if the amount drawn on the Facility is over 75% of the committed amount.

Prior to March 6, 2015, the Fund borrowed under a secured debt financing agreement and was charged interest at a rate based on the rates of the commercial paper notes issued to fund the Fund’s borrowings or at LIBOR plus 1.00%. The Fund had pledged all of its assets to secure the borrowings and paid both a usage fee and a commitment fee each at an annual rate of 0.40% of the daily average outstanding principal amount of borrowings.

At April 30, 2015, the Fund had borrowings outstanding in the amount of $229,972,158 (including accrued interest and commitment fees payable). The borrowing fees on the Statement of Operations of $634,891 represents the usage and commitment fees for the six months ended April 30, 2015. During the six months ended April 30, 2015, an effective interest rate of 0.42% was incurred on the borrowings and the Fund incurred interest expense in the amount of $477,742, representing 0.15% of the Fund’s average daily net assets.

7. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended April 30, 2015 were $180,035,979 and $149,562,150, respectively.

As of April 30, 2015, the Fund had unfunded term loan commitments of $2,664,213.

8. DERIVATIVE TRANSACTIONS

During the six months ended April 30, 2015, the Fund entered into forward foreign currency contracts for economic hedging purposes.

Notes to financial statements (unaudited)	Wells Fargo Advantage Multi-Sector Income Fund	29

At April 30, 2015, the Fund had forward foreign currency contracts outstanding as follows:

Forward foreign currency contracts to buy:

Exchange date	Counterparty	Contracts to receive		U.S. value at April 30, 2015	In exchange for U.S. $	Unrealized gains (losses)
5-4-2015	State Street Bank	94,450,000	MXN	$6,156,303	$6,307,806	$(151,503)
5-12-2015	State Street Bank	22,225,000	MYR	6,236,408	6,176,699	59,709
5-12-2015	State Street Bank	10,200,000	MYR	2,862,154	2,809,917	52,237
6-9-2015	State Street Bank	32,500,000	PLN	9,017,458	8,763,207	254,251
6-9-2015	State Street Bank	11,000,000	PLN	3,052,063	2,963,402	88,661
6-9-2015	State Street Bank	29,150,000	RON	7,394,473	7,389,475	4,998
6-12-2015	State Street Bank	8,300,000	BRL	2,718,714	2,544,529	174,185
6-12-2015	State Street Bank	37,300,000	ZAR	3,115,945	3,106,133	9,812
6-12-2015	State Street Bank	5,350,000	BRL	1,752,424	1,727,032	25,392
6-12-2015	State Street Bank	12,900,000	TRY	4,772,016	4,714,373	57,643
6-22-2015	State Street Bank	100,000,000	THB	3,029,235	3,063,444	(34,209)

Forward foreign currency contracts to sell:

Exchange Date	Counterparty	Contracts to deliver		U.S. value at April 30, 2015	In exchange for U.S. $	Unrealized gains (losses)
5-4-2015	State Street Bank	94,450,000	MXN	$6,156,303	$6,268,791	$112,488
5-12-2015	State Street Bank	4,600,000,000	COP	1,929,773	1,908,080	(21,693)
6-9-2015	State Street Bank	1,500,000,000	HUF	5,539,209	5,392,095	(147,114)
6-9-2015	State Street Bank	20,200,000	PLN	5,604,697	5,429,779	(174,918)
6-9-2015	State Street Bank	23,300,000	PLN	6,464,824	6,206,060	(258,764)
6-9-2015	State Street Bank	29,150,000	RON	7,394,473	7,213,382	(181,091)
6-12-2015	State Street Bank	37,300,000	ZAR	3,115,945	3,010,128	(105,817)
6-12-2015	State Street Bank	13,650,000	BRL	4,471,137	4,198,062	(273,075)
6-12-2015	State Street Bank	3,665,000	TRY	1,355,770	1,381,326	25,556
6-12-2015	State Street Bank	14,450,000	TRY	5,345,398	5,394,875	49,477

The Fund had average contract amounts of $29,547,201 and $60,867,669 in forward foreign currency contracts to buy and forward foreign currency contracts to sell, respectively, during the six months ended April 30, 2015.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the appropriate financial statements.

For certain types of derivative transactions, the Fund has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under ISDA Master Agreements or similar agreements, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statement of Assets

30	Wells Fargo Advantage Multi-Sector Income Fund	Notes to financial statements (unaudited)

and Liabilities are not offset across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by derivative type, including any collateral exposure, is as follows:

Derivative type	Counterparty	Gross amounts of assets in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral received	Net amount of assets
Forward foreign currency contracts	State Street Bank	$914,409*	$(914,409)	$0	$0
*	Amount represents net unrealized gains.

Derivative type	Counterparty	Gross amounts of liabilities in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral pledged	Net amount of liabilities
Forward foreign currency contracts	State Street Bank	$1,348,184**	$(914,409)	$0	$433,775
**	Amount represents net unrealized losses.

9. INDEMNIFICATION

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. SUBSEQUENT DISTRIBUTIONS

The Fund declared the following distributions to common shareholders:

Declaration date	Record date	Payable date	Per share amount
April 24, 2015	May 13, 2015	June 1, 2015	$0.0967
May 20, 2015	June 15, 2015	July 1, 2015	0.0967

These distributions are not reflected in the accompanying financial statements. The final determination of the source of all distributions is subject to change and made after the Fund’s tax year-end.

Other information (unaudited)	Wells Fargo Advantage Multi-Sector Income Fund	31

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

ANNUAL MEETING OF SHAREHOLDERS

On February 9, 2015, an Annual Meeting of Shareholders for the Fund was held to consider the following proposal. The results of the proposal are indicated below.

Proposal 1 – Election of trustees:

Shares voted “For”	William R. Ebsworth	36,553,968
Shares voted “Withhold”		931,096
Shares voted “For”	Jane A. Freeman	36,514,137
Shares voted “Withhold”		970,927
Shares voted “For”	Judith M. Johnson	36,549,698
Shares voted “Withhold”		935,366
Shares voted “For”	Donald C. Willeke	36,543,064
Shares voted “Withhold”		942,000

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargoadvantagefunds.com), on a one-month delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

32	Wells Fargo Advantage Multi-Sector Income Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

The following table provides basic information about the Board of Trustees (the “Trustees”) and Officers of the Fund. Each of the Trustees and Officers listed below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 134 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust, and four closed-end funds, including the Fund (collectively the “Fund Complex”). The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. The Board of Trustees is classified into three classes of which one is elected annually. Each Trustee serves a three-year term concurrent with the class from which the Trustee is elected. Each Officer serves an indefinite term.

Independent Trustees

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer	Other directorships during past five years
William R. Ebsworth (Born 1957)	Trustee, since 2015*	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director at Fidelity Management and Research Company and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. in Boston, Tokyo, and Hong Kong where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Mr. Ebsworth is an Adjunct Lecturer, Finance, at Babson College and a Chartered Financial Analyst.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015*	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Chartered Financial Analyst (inactive), Chair of Taproot Foundation (non-profit organization) and a Board Member of Ruth Bancroft Garden (non-profit organization).	Asset Allocation Trust
Peter G. Gordon (Born 1942)	Trustee, since 2010; Chairman, since 2010	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2010	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy. Mr. Harris is a certified public accountant.	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2010; Audit Committee Chairman, since 2010	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2010	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage Multi-Sector Income Fund	33

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer	Other directorships during past five years
Olivia S. Mitchell (Born 1953)	Trustee, since 2010	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 2010	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2003	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 2010	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	William R. Ebsworth and Jane A. Freeman each became a Trustee effective January 1, 2015.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2010	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2010; Chief Legal Officer, since 2010	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank N.A. from 1996 to 2013.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2010	Senior Vice President of Wells Fargo Funds Management, LLC since 2007 and Chief Compliance Officer from 2007 to 2014. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 60 funds and Assistant Treasurer of 73 funds in the Fund Complex.

34	Wells Fargo Advantage Multi-Sector Income Fund	Automatic dividend reinvestment plan

AUTOMATIC DIVIDEND REINVESTMENT PLAN

All common shareholders are eligible to participate in the Automatic Dividend Reinvestment Plan (“the Plan”). Pursuant

to the Plan, unless a common shareholder is ineligible or elects otherwise, all cash dividends and capital gains distributions are automatically reinvested by Computershare Trust Company, N.A., as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends”) payable either in shares or in cash, nonparticipants in the Plan will receive cash, and participants in the Plan will receive the equivalent in common shares. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued common shares”) or (ii) by purchase of outstanding common shares on the open-market (open-market purchases) on the NYSE Amex or elsewhere. If, on the payment date for any dividend or distribution, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (“market premium”), the Plan Agent will invest the amount of such dividend or distribution in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (“market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 30170, College Station, Texas 77842-3170 or by calling 1-800-730-6001.

List of abbreviations	Wells Fargo Advantage Multi-Sector Income Fund	35

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Columbian Peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
PIK	— Payment-in-kind
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian leu
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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Transfer Agent, Registrar, Shareholder Servicing

Agent & Dividend Disbursing Agent

Computershare Trust Company, N.A.

P.O. Box 30170

College Station, TX 77842-3170

1-800-730-6001

Website: wellsfargoadvantagefunds.com

Wells Fargo Funds Management, LLC, is a subsidiary of Wells Fargo & Company and is an affiliate of Wells Fargo & Company’s broker/dealer subsidiaries. Certain material contained in this report may be considered marketing material and has been reviewed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2015 Wells Fargo Funds Management, LLC. All rights reserved.

233646 06-15 SMSI/SAR159 04-15

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.	INVESTMENTS

Wells Fargo Advantage Multi-Sector Income Fund included a Summary Portfolio of Investments under Item 1. A Portfolio of Investments for Wells Fargo Advantage Multi-Sector Income Fund is filed under this Item.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

PORTFOLIO MANAGERS

Ashok Bhatia, CFA

Ashok Bhatia is co-lead of the Wells Capital Management Customized Fixed Income team and senior portfolio manager. He joined Wells Capital Management from Balyasny Asset Management where he oversaw a discretionary global macro portfolio for 5 years and prior to this also worked at Stark Investments for 5 years as co-head of global macro, fixed income, emerging markets and commodities strategies. Ashok left Strong Capital Management in 2004 where he was a portfolio manager on what is now the WellsCap Customized Fixed Income Team (Strong was acquired by Wells Fargo on 1/1/05 and the investment teams became part of Wells Capital Management). Ashok previously worked for Morgan Stanley and LaSalle Advisors, focusing on commercial and residential mortgage backed securities trading. He earned his bachelor’s degree from the University of Michigan and MBA from the University of Chicago. Ashok has earned the right to use the CFA designation.

Christopher Y. Kauffman, CFA

Mr. Kauffman is a portfolio manager for the Wells Capital Management Fixed Income team. He joined WellsCap from Tattersall Advisory Group (TAG), where he served in a similar role since 2003. He began his investment industry career in 1997 as an investment officer for NISA Investment Advisors, where he was responsible for MBS analysis, risk assessment, and trading. He earned a bachelor’s degree in finance and economics and a master’s degree in business administration with an emphasis in finance from Washington University in St. Louis. He has earned the right to use the CFA designation and is a member of the St. Louis Society of Financial Analysts and the CFA Institute.

Michael Lee

Mr. Lee is a senior portfolio manager with the First International Advisors team at Wells Capital Management. Mike is one of five senior members of the investment team that forms the Senior Strategy Team. His responsibilities include the day-to-day management and implementation of portfolio strategies. He joined WellsCap from Evergreen Investments, where he served in a similar role since 1992. Prior to this, he worked at Northern Trust Co. Earlier, he held investment positions at JPMorganChase and National Westminster Bank. Michael began his investment industry career in 1982. He is a member of the U.K. Society of Investment Professionals.

Anthony Norris

Mr. Norris is a managing director and senior portfolio manager with the First International Advisors team at Wells Capital Management. Tony is one of five senior members of the investment team that forms the Senior Strategy Team. His responsibilities include developing investment strategies, macro-portfolio allocation, portfolio positioning, and risk management. He joined WellsCap from Evergreen Investments, where he served in a similar role since 1990. Previously, he spent several years in banking, with particular emphasis on foreign exchange. Tony served in senior executive positions at Reserve Asset Managers and Gillett Brothers Fund Management. He began his investment industry career in 1967 at Wallace Brothers Bank. He is a member of the Society of Technical Analysts and is an associate of the International Federation of Technical Analysts.

Niklas Nordenfelt, CFA

Mr. Nordenfelt is currently managing director, senior portfolio manager with the Sutter High Yield Fixed Income team at Wells Capital Management. Niklas joined the Sutter High Yield Fixed Income team of Wells Capital Management in February 2003 as investment strategist. Niklas began his investment career in 1991 and has managed portfolios ranging from quantitative-based and tactical asset allocation strategies to credit driven portfolios. Previous to joining Sutter, Niklas was at Barclays Global Investors (BGI) from 1996-2002 where he was a principal. At BGI, he worked on their international and emerging markets equity strategies after having managed their asset allocation products. Prior to this, Niklas was a quantitative analyst at Fidelity and a portfolio manager and group leader at Mellon Capital Management. He earned a bachelor’s degree in economics from the University of California, Berkeley, and has earned the right to use the CFA designation.

Alex Perrin

Mr. Perrin is a senior portfolio manager with the First International Advisors team at Wells Capital Management. Alex is one of five senior members of the investment team that forms the Senior Strategy Team. His responsibilities include developing investment strategies, macro-portfolio allocation, portfolio positioning, and risk management. He joined First International Advisors in 1992. Alex earned a bachelor’s degree in mathematics and computer science from Hull University in the U.K. He is a member of the Society of Technical Analysts and an Associate Member of the U.K. Society of Investment Professionals.

Philip Susser

Mr. Susser is currently managing director, senior portfolio manager, and co-head of the Sutter High Yield Fixed Income team at Wells Capital Management. Philip joined the Sutter High Yield Fixed Income team as a senior research analyst in 2001. He has extensive research experience in the cable/satellite, gaming, hotels, restaurants, printing/publishing, telecom, REIT, lodging and distressed sectors. Philip’s investment experience began in 1995 spending three years as a securities lawyer at Cahill Gordon and Shearman & Sterling representing underwriters and issuers of high yield debt. Later, Philip evaluated venture investment opportunities for MediaOne Ventures before joining Deutsche Bank as a research analyst. He received his bachelor’s degree in economics from the University of Pennsylvania and his law degree from the University of Michigan Law School.

Christopher Wightman

Mr. Wightman is a senior portfolio manager with the First International Advisors team at Wells Capital Management. Chris is one of five senior members of the investment team that forms the Senior Strategy Team. His responsibilities include macro-portfolio allocation, portfolio positioning, and risk management. He joined First International Advisors in 2011 from JP Morgan Chase, where he served as a senior investment manager specializing in global fixed income strategies. Earlier, Chris served as a senior fixed income trader at Fidelity International. He began his investment industry career in 1997 as a Graduate Analyst at Morgan Stanley. Chris earned a B.A. (Hons) in business studies at Staffordshire University (UK).

Peter Wilson

Mr. Wilson is a managing director and senior portfolio manager with the First International Advisors team at Wells Capital Management. Peter is one of five senior members of the investment team that forms the Senior Strategy Team. His responsibilities include macro-portfolio allocation, portfolio positioning, and risk management. He joined WellsCap from Evergreen Investments, where he served in a similar role since 1989. Previously, he served as treasurer and portfolio manager for Axe-Houghton, vice president at Bankers Trust in London and New York, and portfolio manager at Merchant Bankers Kleinwort Benson Ltd. Peter began his investment industry career in 1978 at international stockbrokers James Capel & Co. He was educated in Canada, Hong Kong, and England.

Noah Wise, CFA

Noah Wise is a portfolio manager for the Wells Capital Management Customized Fixed Income team. Noah joined Wells Capital Management in 2008 as a research analyst and later became a portfolio manager in 2013. Prior to joining WellsCap, Noah worked as a lead market maker for Interactive Brokers. He began his investment industry career as an intern for Capital Financial Services in 2001. Noah earned a bachelor’s degree in finance and a master’s degree in business administration with an emphasis in securities analysis from the University of Wisconsin, Madison. He has earned the right to use the CFA designation.

OTHER FUNDS AND ACCOUNTS MANAGED

The following table provides information about the registered investment companies and other pooled investment vehicles and accounts managed by the portfolio manager of the Fund as of the most recent year ended April 30, 2015 for each portfolio manager (except Ashok Bhatia for which the information is as of June 29, 2015).

Ashok Bhatia (as of June 29, 2015)

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	3	0	0
Total assets of above accounts (millions)	$2,002.3	$0.0	$0.0
performance based fee accounts:

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	0
Total assets of above accounts (millions)	$0.0	$0.0	$0.0

Niklas Nordenfelt

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	4	5	14
Total assets of above accounts (millions)	$1,375.4	$226.0	$1,515.4
performance based fee accounts:

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	0
Total assets of above accounts (millions)	$0.0	$0.0	$0.0

Philip Susser

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	4	5	14
Total assets of above accounts (millions)	$1,375.4	$226.0	$1,515.4
performance based fee accounts:

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	0
Total assets of above accounts (millions)	$0.0	$0.0	$0.0

Christopher Y. Kauffman

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	7	0	4
Total assets of above accounts (millions)	$5,218	$0	$835
performance based fee accounts:

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	0
Total assets of above accounts (millions)	$0.0	$0.0	$0.0

Anthony Norris

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	5	13	12
Total assets of above accounts (millions)	$1,473.14	$1,166	$3,029
performance based fee accounts:

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	1	0
Total assets of above accounts (millions)	$0.0	$219	$0.0

Peter Wilson

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	5	13	12
Total assets of above accounts (millions)	$1,473.14	$1,166	$3,029
performance based fee accounts:

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	1	0
Total assets of above accounts (millions)	$0.0	$219	$0.0

Michael Lee

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	5	13	12
Total assets of above accounts (millions)	$1,473.14	$1,166	$3,029
performance based fee accounts:

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	1	0
Total assets of above accounts (millions)	$0.0	$219	$0.0

Alex Perrin

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	5	13	12
Total assets of above accounts (millions)	$1,473.14	$1,166	$3,029
performance based fee accounts:

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	1	0
Total assets of above accounts (millions)	$0.0	$219	$0.0

Christopher Wightman

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	5	13	12
Total assets of above accounts (millions)	$1,473.14	$1,166	$3,029
performance based fee accounts:

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	1	0
Total assets of above accounts (millions)	$0.0	$219	$0.0

Noah Wise

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	4	1	9
Total assets of above accounts (millions)	$2,675.98	$81	$722
performance based fee accounts:

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	0
Total assets of above accounts (millions)	$0.0	$0.0	$0.0

MATERIAL CONFLICTS OF INTEREST

The Portfolio Managers face inherent conflicts of interest in their day-to-day management of the Funds and other accounts because the Funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Funds. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.

To minimize the effects of these inherent conflicts of interest, the Sub-Advisers have adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that they believe address the potential conflicts associated with managing portfolios for multiple clients and ensure that all clients are treated fairly and equitably. Additionally, some of the Sub-Advisers minimize inherent conflicts of interest by assigning the Portfolio Managers to accounts having similar objectives. Accordingly, security block purchases are allocated to all accounts with similar objectives in proportionate weightings. Furthermore, the Sub-Advisers have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the “Advisers Act”) to address potential conflicts associated with managing the Funds and any personal accounts the Portfolio Managers may maintain.

First International Advisors

First International Advisors’ Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, First International Advisors has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

Wells Capital Management

Wells Capital Management’s Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Wells Capital Management has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

COMPENSATION

The Portfolio Managers were compensated by their employing sub-adviser from the fees the Adviser paid the Sub-Adviser using the following compensation structure:

First International Advisors Compensation. The compensation structure for First International Advisors’s Portfolio Managers includes a competitive fixed base salary plus variable incentives (First International Advisors utilizes investment management compensation surveys as confirmation). Incentive bonuses are typically tied to pretax relative investment performance of all accounts under his or her management within acceptable risk parameters. Relative investment performance is generally evaluated for 1, 3, and 5 year performance results, with a predominant weighting on the 3-and 5- year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style. This evaluation takes into account relative performance of the accounts to each account’s individual benchmark and/or the relative composite performance of all accounts to one or more relevant benchmarks consistent with the overall investment style. In the case of each Fund, the benchmark(s) against which the performance of the Fund’s portfolio may be compared for these purposes generally are indicated in the Performance” sections of the Prospectuses.

Wells Capital Management Compensation. The compensation structure for Wells Capital Management’s Portfolio Managers includes a competitive fixed base salary plus variable incentives (Wells Capital Management utilizes investment management compensation surveys as confirmation). Incentive bonuses are typically tied to pretax relative investment performance of all accounts under his or her management within acceptable risk parameters. Relative investment performance is generally evaluated for 1, 3, and 5 year performance results, with a predominant weighting on the 3- and 5- year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style. This evaluation takes into account relative performance of the accounts to each account’s individual benchmark and/or the relative composite performance of all accounts to one or more relevant benchmarks consistent with the overall investment style. In the case of each Fund, the benchmark(s) against which the performance of the Fund’s portfolio may be compared for these purposes generally are indicated in the Performance” sections of the Prospectuses.

BENEFICIAL OWNERSHIP OF THE FUND

The following table shows for each Portfolio Manager the dollar value of the Fund beneficially owned by the Portfolio Manager as of April 30, 2015

Ashok Bhatia	none
Niklas Nordenfelt	none
Philip Susser	none
Christopher Kauffman	none
Tony Norris	none
Peter Wilson	none
Michael Lee	none
Alex Perrin	none
Christopher Wightman	none

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMEENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Advantage Multi-Sector Income Fund (the “Fund”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Fund is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the Fund’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Not applicable

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Advantage Multi-Sector Income Fund

By:	/s/ Karla M. Rabusch

Karla M. Rabusch
President

Date:	June 25, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Wells Fargo Advantage Multi-Sector Income Fund

By:	/s/ Karla M. Rabusch

Karla M. Rabusch
President

Date:	June 25, 2015

By:	/s/ Jeremy DePalma

Jeremy DePalma
Treasurer

Date:	June 25, 2015